Exhibit 99.1

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or upto- date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

Securitized Asset Backed Receivables LLC Trust 2004-DO1
All records

1. Fico Distribution

                                                                    % of Mortgage                            Weighted
                                                                    Loan Pool by                             Average    Weighted
                                                  Aggregate           Aggregate             Average           Gross      Average
Fico                                            Cut-off Date        Cut-off Date          Cut-off Date       Interest     Gross
Distribution                                  Principal Balance   Principal Balance   Principal Balance($)   Rate(%)    Margin(%)
-------------------------------------------   -----------------   -----------------   --------------------   --------   ---------
500 - 519                                              $573,511                0.15             114,702.29      7.765       7.515
520 - 539                                            16,955,398                4.43             135,643.19      8.079       7.761
540 - 559                                            29,646,091                7.75             143,217.83      7.823       7.564
560 - 579                                            37,351,127                9.77             146,475.01      7.643       7.374
580 - 599                                            34,655,996                9.06             143,800.81      7.487       7.233
600 - 619                                            45,920,883               12.01             141,731.12      7.224       6.989
620 - 639                                            54,141,414               14.16             150,392.82      6.744       6.455
640 - 659                                            66,426,068               17.37             160,837.94      6.537       6.289
660 - 679                                            41,290,652                10.8             159,423.37      6.371       6.109
680 - 699                                            20,487,868                5.36             156,395.94      6.331       6.073
700 - 719                                            13,271,632                3.47             156,136.85       6.23       5.883
720 - 739                                             9,540,508                2.49             164,491.52       6.07       5.777
740 - 759                                             7,015,453                1.83             163,150.07      6.444       6.187
760 >=                                                5,175,998                1.35             166,967.69      6.456       6.231
-------------------------------------------   -----------------   -----------------   --------------------   --------   ---------
Total:                                             $382,452,601                 100             150,749.94      6.959       6.769
-------------------------------------------   -----------------   -----------------   --------------------   --------   ---------
Minimum: 503
Maximum: 806
Weighted Average: 626.9


                                                                                   Weighted
                                               Pct                                 Average
Fico                                           Full     Pct           Pct            Fico     % FICO    % FICO    % FICO    % FICO
Distribution                                   Doc     Stated   12 Mos Bank Stmt    Score     500-525   526-550   551-575   576-600
-------------------------------------------   ------   ------   ----------------   --------   -------   -------   -------   -------
500 - 519                                      82.71    17.29                 --     510.00    100.00        --        --        --
520 - 539                                      71.49    28.51                 --     530.00     28.19     71.81        --        --
540 - 559                                      58.33    39.69               1.98     548.00        --     64.02     35.98        --
560 - 579                                      53.77    44.89               1.35     569.00        --        --     77.19     22.81
580 - 599                                      55.25    43.75               1.00     589.00        --        --        --    100.00
600 - 619                                      56.43    40.47               3.10     609.00        --        --        --      4.98
620 - 639                                      56.71    42.56               0.73     630.00        --        --        --        --
640 - 659                                      41.51    55.84               2.65     649.00        --        --        --        --
660 - 679                                      40.66    56.30               3.04     668.00        --        --        --        --
680 - 699                                       34.6    64.23               1.17     688.00        --        --        --        --
700 - 719                                      46.85    50.15               3.00     710.00        --        --        --        --
720 - 739                                      50.37    46.61               3.02     729.00        --        --        --        --
740 - 759                                      44.17    51.90               3.94     750.00        --        --        --        --
760 >=                                         32.79    58.84               8.37     775.00        --        --        --        --
-------------------------------------------   ------   ------   ----------------   --------   -------   -------   -------   -------
Total:                                         50.47    47.47               2.07     627.00      1.40      8.15     10.33     11.89
-------------------------------------------   ------   ------   ----------------   --------   -------   -------   -------   -------
Minimum: 503
Maximum: 806
Weighted Average: 626.9


                                                                               Weighted
                                                                               Average
Fico                                          % FICO    % FICO    % FICO                          %              %
Distribution                                  601-625   626-650    >650    Original LTV (%)   OLTV < 70   OLTV 70.00-75.00
-------------------------------------------   -------   -------   ------   ----------------   ---------   ----------------
500 - 519                                          --        --       --              77.27       17.29                 --
520 - 539                                          --        --       --              71.92       26.51              41.11
540 - 559                                          --        --       --              75.87       21.58              23.83
560 - 579                                          --        --       --              79.87       11.37              13.11
580 - 599                                          --        --       --              80.94       10.11              10.29
600 - 619                                       95.02        --       --              82.12        6.31               6.95
620 - 639                                       30.62     69.38       --              81.12        9.38               6.14
640 - 659                                          --     58.58    41.42              81.01        6.31               4.05
660 - 679                                          --        --   100.00              80.62        5.02               6.07
680 - 699                                          --        --   100.00              79.63        9.06               3.88
700 - 719                                          --        --   100.00              80.67        8.45               4.64
720 - 739                                          --        --   100.00              77.98        8.03               1.51
740 - 759                                          --        --   100.00              82.59          --               2.22
760 >=                                             --        --   100.00              80.78        1.81              13.13
-------------------------------------------   -------   -------   ------   ----------------   ---------   ----------------
Total:                                          15.74     20.00    32.50              80.06        9.63               9.57
-------------------------------------------   -------   -------   ------   ----------------   ---------   ----------------
Minimum: 503
Maximum: 806
Weighted Average: 626.9




Fico                                                 %                  %               %
Distribution                                  OLTV 75.01-80.00   OLTV 80.01-85.00   OLTV > 85
-------------------------------------------   ----------------   ----------------   ---------
500 - 519                                                82.71                 --          --
520 - 539                                                29.97               2.40          --
540 - 559                                                31.06              22.01        1.53
560 - 579                                                23.77              31.70       20.04
580 - 599                                                28.81              28.36       22.43
600 - 619                                                35.18              15.35       36.21
620 - 639                                                41.55              11.85       31.07
640 - 659                                                54.65              13.19       21.79
660 - 679                                                65.08               5.50       18.34
680 - 699                                                61.90               8.39       16.78
700 - 719                                                57.68              11.20       18.03
720 - 739                                                59.69              18.28       12.49
740 - 759                                                62.34               7.02       28.41
760 >=                                                   51.90              14.61       18.55
-------------------------------------------   ----------------   ----------------   ---------
Total:                                                   44.07              15.50       21.23
-------------------------------------------   ----------------   ----------------   ---------
Minimum: 503
Maximum: 806
Weighted Average: 626.9

2. Original Loan-to-Value Ratio (%)

                                                                    % of Mortgage                            Weighted
                                                                    Loan Pool by                             Average    Weighted
Original                                          Aggregate           Aggregate             Average           Gross      Average
Loan-to-Value                                   Cut-off Date        Cut-off Date          Cut-off Date       Interest     Gross
Ratio (%)                                     Principal Balance   Principal Balance   Principal Balance($)   Rate(%)    Margin(%)
-------------------------------------------   -----------------   -----------------   --------------------   --------   ---------
20.01 - 30.00                                          $304,270                0.08              76,067.38      7.056       6.806
30.01 - 40.00                                         1,458,349                0.38             145,834.89      6.301       7.024
40.01 - 50.00                                         5,280,518                1.38             160,015.69      6.961       6.799
50.01 - 60.00                                         8,341,817                2.18             146,347.67       6.96         7.1
60.01 - 70.00                                        26,731,343                6.99             160,067.92       7.11       7.095
70.01 - 80.00                                       199,860,429               52.26             146,417.90      6.728       6.497
80.01 - 90.00                                       140,475,875               36.73             155,911.07      7.264       7.077
-------------------------------------------   -----------------   -----------------   --------------------   --------   ---------
Total:                                             $382,452,601                 100             150,749.94      6.959       6.769
-------------------------------------------   -----------------   -----------------   --------------------   --------   ---------
Minimum: 22.64
Maximum: 90.00
Weighted Average by Original Balance: 80.06
Weighted Average by Current Balance: 80.06


                                                                                   Weighted
Original                                       Pct                                 Average
Loan-to-Value                                  Full     Pct           Pct            Fico     % FICO    % FICO    % FICO    % FICO
Ratio (%)                                      Doc     Stated   12 Mos Bank Stmt    Score     500-525   526-550   551-575   576-600
-------------------------------------------   ------   ------   ----------------   --------   -------   -------   -------   -------
20.01 - 30.00                                  32.79    67.21                 --     570.00        --     47.52     19.69        --
30.01 - 40.00                                  60.74    30.37               8.89     652.00        --     16.82     15.05      3.97
40.01 - 50.00                                  54.95    45.05                 --     598.00        --     20.29     21.00      7.06
50.01 - 60.00                                  47.09    51.04               1.86     605.00      1.99     26.08     11.03      5.19
60.01 - 70.00                                  45.82    49.58               4.60     599.00      5.07     19.79     16.72     14.20
70.01 - 80.00                                  52.05    46.67               1.27     634.00      1.86      8.88      7.34      8.97
80.01 - 90.00                                  49.05    48.20               2.74     625.00      0.09      3.19     12.85     16.28
-------------------------------------------   ------   ------   ----------------   --------   -------   -------   -------   -------
Total:                                         50.47    47.47               2.07     627.00      1.40      8.15     10.33     11.89
-------------------------------------------   ------   ------   ----------------   --------   -------   -------   -------   -------
Minimum: 22.64
Maximum: 90.00
Weighted Average by Original Balance: 80.06
Weighted Average by Current Balance: 80.06


                                                                               Weighted
Original                                                                       Average
Loan-to-Value                                 % FICO    % FICO    % FICO                          %              %
Ratio (%)                                     601-625   626-650    >650    Original LTV (%)   OLTV < 70   OLTV 70.00-75.00
-------------------------------------------   -------   -------   ------   ----------------   ---------   ----------------
20.01 - 30.00                                   32.79        --       --              26.87      100.00                 --
30.01 - 40.00                                    3.42        --    60.75              36.13      100.00                 --
40.01 - 50.00                                   16.31     24.04    11.30              46.11      100.00                 --
50.01 - 60.00                                   14.18     17.78    23.76              55.53      100.00                 --
60.01 - 70.00                                   10.35     14.89    18.97              66.84       80.18              19.82
70.01 - 80.00                                   12.40     20.70    39.86              78.89          --              15.67
80.01 - 90.00                                   21.69     20.20    25.70              87.53          --                 --
-------------------------------------------   -------   -------   ------   ----------------   ---------   ----------------
Total:                                          15.74     20.00    32.50              80.06        9.63               9.57
-------------------------------------------   -------   -------   ------   ----------------   ---------   ----------------
Minimum: 22.64
Maximum: 90.00
Weighted Average by Original Balance: 80.06
Weighted Average by Current Balance: 80.06



Original
Loan-to-Value                                        %                  %               %
Ratio (%)                                     OLTV 75.01-80.00   OLTV 80.01-85.00   OLTV > 85
-------------------------------------------   ----------------   ----------------   ---------
20.01 - 30.00                                               --                 --          --
30.01 - 40.00                                               --                 --          --
40.01 - 50.00                                               --                 --          --
50.01 - 60.00                                               --                 --          --
60.01 - 70.00                                               --                 --          --
70.01 - 80.00                                            84.33                 --          --
80.01 - 90.00                                               --              42.21       57.79
-------------------------------------------   ----------------   ----------------   ---------
Total:                                                   44.07              15.50       21.23
-------------------------------------------   ----------------   ----------------   ---------
Minimum: 22.64
Maximum: 90.00
Weighted Average by Original Balance: 80.06
Weighted Average by Current Balance: 80.06

3. Current Principal Balance ($)

                                                                    % of Mortgage                            Weighted
                                                                    Loan Pool by                             Average    Weighted
Current                                           Aggregate           Aggregate             Average           Gross      Average
Principal                                       Cut-off Date        Cut-off Date          Cut-off Date       Interest     Gross
Balance ($)                                   Principal Balance   Principal Balance   Principal Balance($)   Rate(%)    Margin(%)
-------------------------------------------   -----------------   -----------------   --------------------   --------   ---------
$25,001 - $50,000                                    $1,384,692                0.36              49,453.29      7.451       7.078
$50,001 - $75,000                                    20,202,525                5.28              63,330.80      7.552       7.269
$75,001 - $100,000                                   40,735,285               10.65              87,602.76      7.211        6.97
$100,001 - $150,000                                  97,008,212               25.36             123,420.12      7.047       6.835
$150,001 - $200,000                                  71,108,799               18.59             171,346.50       6.89        6.73
$200,001 - $250,000                                  53,126,478               13.89             225,112.20      6.823       6.667
$250,001 - $300,000                                  32,395,443                8.47             272,230.62       6.82       6.711
$300,001 - $350,000                                  19,316,519                5.05             321,941.99      6.929       6.708
$350,001 - $400,000                                  18,535,898                4.85             378,283.64      6.839       6.671
$400,001 - $450,000                                  12,394,032                3.24             427,380.40      6.361       6.401
$450,001 - $500,000                                  10,607,213                2.77             482,146.03       6.73       6.443
$550,001 - $600,000                                   2,875,030                0.75             575,006.02      6.413       6.204
$600,001 - $650,000                                     614,155                0.16             614,155.01        7.9           0
$650,001 - $700,000                                     653,214                0.17             653,213.96        6.5        6.25
$700,001 - $750,000                                   1,495,106                0.39             747,552.86      6.335       6.085
-------------------------------------------   -----------------   -----------------   --------------------   --------   ---------
Total:                                             $382,452,601                 100             150,749.94      6.959       6.769
-------------------------------------------   -----------------   -----------------   --------------------   --------   ---------
Minimum: 45,844.76
Maximum: 747,735.99
Average: 150,749.94


                                                                                   Weighted
Current                                        Pct                                 Average
Principal                                      Full     Pct           Pct            Fico     % FICO    % FICO    % FICO    % FICO
Balance ($)                                    Doc     Stated   12 Mos Bank Stmt    Score     500-525   526-550   551-575   576-600
-------------------------------------------   ------   ------   ----------------   --------   -------   -------   -------   -------
$25,001 - $50,000                              75.06    24.94                 --     640.00        --      6.92      7.02     18.02
$50,001 - $75,000                              69.47    29.86               0.68     614.00      1.60     10.32     14.85     13.05
$75,001 - $100,000                             68.76    30.85               0.39     618.00      1.50      9.91     11.08     15.01
$100,001 - $150,000                            59.18    39.76               1.06     626.00      1.44      7.82     11.55     11.34
$150,001 - $200,000                            47.69    51.40               0.91     628.00      2.26      7.78     10.05     11.03
$200,001 - $250,000                            42.47    56.17               1.36     624.00      1.25      8.22     12.63     12.28
$250,001 - $300,000                             34.6    62.00               3.40     629.00      0.86      7.38      6.78     12.04
$300,001 - $350,000                            33.06    63.55               3.38     620.00        --     13.34      8.59     16.22
$350,001 - $400,000                            30.34    65.37               4.29     634.00        --      6.30      6.09      6.14
$400,001 - $450,000                            41.41    51.59               7.00     661.00        --      6.92      6.96      6.87
$450,001 - $500,000                            31.83    63.69               4.49     637.00      4.52      4.38      9.22     13.90
$550,001 - $600,000                            80.06       --              19.94     649.00        --        --        --     20.81
$600,001 - $650,000                              100       --                 --     631.00        --        --        --        --
$650,001 - $700,000                              100       --                 --     636.00        --        --        --        --
$700,001 - $750,000                            50.01       --              49.99     650.00        --        --        --        --
-------------------------------------------   ------   ------   ----------------   --------   -------   -------   -------   -------
Total:                                         50.47    47.47               2.07     627.00      1.40      8.15     10.33     11.89
-------------------------------------------   ------   ------   ----------------   --------   -------   -------   -------   -------
Minimum: 45,844.76
Maximum: 747,735.99
Average: 150,749.94


                                                                               Weighted
Current                                                                        Average
Principal                                     % FICO    % FICO    % FICO                          %              %
Balance ($)                                   601-625   626-650    >650    Original LTV (%)   OLTV < 70   OLTV 70.00-75.00
-------------------------------------------   -------   -------   ------   ----------------   ---------   ----------------
$25,001 - $50,000                               10.77     14.37    42.91              73.70       21.60              17.83
$50,001 - $75,000                               19.92     19.18    21.07              79.19       10.19              14.03
$75,001 - $100,000                              19.34     18.04    25.13              79.37       10.32              10.15
$100,001 - $150,000                             16.34     20.24    31.28              80.63        6.55               9.31
$150,001 - $200,000                             14.48     17.89    36.51              79.85        9.29               8.03
$200,001 - $250,000                             14.84     17.12    33.65              81.42        8.16               8.81
$250,001 - $300,000                             16.74     21.87    34.34              79.75       15.12               9.39
$300,001 - $350,000                             13.57     23.48    24.80              81.64        6.76               8.26
$350,001 - $400,000                             22.14     28.53    30.79              79.67       18.61               7.95
$400,001 - $450,000                              3.62     13.75    61.88              76.77       13.71              10.35
$450,001 - $500,000                              8.99     22.66    36.33              78.42        8.98              18.48
$550,001 - $600,000                             19.94     20.03    39.23              85.41          --                 --
$600,001 - $650,000                                --    100.00       --              75.00          --             100.00
$650,001 - $700,000                                --    100.00       --              43.67      100.00                 --
$700,001 - $750,000                                --     50.01    49.99              77.93          --                 --
-------------------------------------------   -------   -------   ------   ----------------   ---------   ----------------
Total:                                          15.74     20.00    32.50              80.06        9.63               9.57
-------------------------------------------   -------   -------   ------   ----------------   ---------   ----------------
Minimum: 45,844.76
Maximum: 747,735.99
Average: 150,749.94



Current
Principal                                            %                  %               %
Balance ($)                                   OLTV 75.01-80.00   OLTV 80.01-85.00   OLTV > 85
-------------------------------------------   ----------------   ----------------   ---------
$25,001 - $50,000                                        28.50              10.52       21.54
$50,001 - $75,000                                        40.07              13.15       22.56
$75,001 - $100,000                                       48.19              14.25       17.08
$100,001 - $150,000                                      48.79              14.44       20.91
$150,001 - $200,000                                      52.43              12.22       18.04
$200,001 - $250,000                                      37.68              20.33       25.01
$250,001 - $300,000                                      33.62              14.46       27.41
$300,001 - $350,000                                      35.07              23.53       26.38
$350,001 - $400,000                                      24.20              14.36       34.89
$400,001 - $450,000                                      54.85              17.67        3.42
$450,001 - $500,000                                      45.09              18.44        9.00
$550,001 - $600,000                                      20.03              39.97       40.00
$600,001 - $650,000                                         --                 --          --
$650,001 - $700,000                                         --                 --          --
$700,001 - $750,000                                     100.00                 --          --
-------------------------------------------   ----------------   ----------------   ---------
Total:                                                   44.07              15.50       21.23
-------------------------------------------   ----------------   ----------------   ---------
Minimum: 45,844.76
Maximum: 747,735.99
Average: 150,749.94

4. Original Prepayment Penalty Term (months)

                                                                    % of Mortgage                            Weighted
Original                                                            Loan Pool by                             Average    Weighted
Prepayment                                        Aggregate           Aggregate             Average           Gross      Average
Penalty                                         Cut-off Date        Cut-off Date          Cut-off Date       Interest     Gross
Term (months)                                 Principal Balance   Principal Balance   Principal Balance($)   Rate(%)    Margin(%)
-------------------------------------------   -----------------   -----------------   --------------------   --------   ---------
0                                                   $63,979,463               16.73             150,894.96      7.208       6.958
12                                                   23,305,941                6.09             202,660.36      6.801       6.622
24                                                  153,590,262               40.16             151,469.69        7.2        6.95
36                                                  141,576,935               37.02             143,879.00      6.611       6.275
-------------------------------------------   -----------------   -----------------   --------------------   --------   ---------
Total:                                             $382,452,601                 100             150,749.94      6.959       6.769
-------------------------------------------   -----------------   -----------------   --------------------   --------   ---------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 28


Original                                                                           Weighted
Prepayment                                     Pct                                 Average
Penalty                                        Full     Pct           Pct            Fico     % FICO    % FICO    % FICO    % FICO
Term (months)                                  Doc     Stated   12 Mos Bank Stmt    Score     500-525   526-550   551-575   576-600
-------------------------------------------   ------   ------   ----------------   --------   -------   -------   -------   -------
0                                              47.58    51.32               1.10     618.00      1.16      7.87     10.39     15.20
12                                             47.93    48.86               3.21     643.00        --      2.61     11.10      5.64
24                                             44.49    54.31               1.20     610.00      1.94     12.70     15.10     16.82
36                                             58.67    38.07               3.26     646.00      1.15      4.24      4.99      6.07
-------------------------------------------   ------   ------   ----------------   --------   -------   -------   -------   -------
Total:                                         50.47    47.47               2.07     627.00      1.40      8.15     10.33     11.89
-------------------------------------------   ------   ------   ----------------   --------   -------   -------   -------   -------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 28


Original                                                                       Weighted
Prepayment                                                                     Average
Penalty                                       % FICO    % FICO    % FICO                          %              %
Term (months)                                 601-625   626-650    >650    Original LTV (%)   OLTV < 70   OLTV 70.00-75.00
-------------------------------------------   -------   -------   ------   ----------------   ---------   ----------------
0                                               23.10     20.85    21.42              80.58        9.51               6.49
12                                              14.53     19.67    46.45              78.90       12.33               7.16
24                                              15.00     15.58    22.86              80.37        8.93              13.28
36                                              13.42     24.46    45.66              79.67        9.99               7.34
-------------------------------------------   -------   -------   ------   ----------------   ---------   ----------------
Total:                                          15.74     20.00    32.50              80.06        9.63               9.57
-------------------------------------------   -------   -------   ------   ----------------   ---------   ----------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 28


Original
Prepayment
Penalty                                              %                  %               %
Term (months)                                 OLTV 75.01-80.00   OLTV 80.01-85.00   OLTV > 85
-------------------------------------------   ----------------   ----------------   ---------
0                                                        42.74              13.53       27.72
12                                                       49.72              11.27       19.52
24                                                       35.81              19.04       22.95
36                                                       52.71              13.25       16.71
-------------------------------------------   ----------------   ----------------   ---------
Total:                                                   44.07              15.50       21.23
-------------------------------------------   ----------------   ----------------   ---------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 28

5. Range of Gross Interest Rates (%)

                                                                    % of Mortgage                            Weighted
Range of                                                            Loan Pool by                             Average    Weighted
Gross                                             Aggregate           Aggregate             Average           Gross      Average
Interest                                        Cut-off Date        Cut-off Date          Cut-off Date       Interest     Gross
Rates (%)                                     Principal Balance   Principal Balance   Principal Balance($)   Rate(%)    Margin(%)
-------------------------------------------   -----------------   -----------------   --------------------   --------   ---------
4.000% - 4.999%                                      $4,697,347                1.23             167,762.38      4.728       4.478
5.000% - 5.999%                                      55,261,413               14.45             181,184.96      5.705       5.377
6.000% - 6.999%                                     158,258,984               41.38             161,819.00      6.543       6.298
7.000% - 7.999%                                     115,902,174                30.3             141,689.70      7.509       7.263
8.000% - 8.999%                                      39,526,710               10.34             119,416.04      8.458       8.201
9.000% - 9.999%                                       7,914,874                2.07             116,395.21      9.427       9.042
10.000% - 10.999%                                       835,666                0.22             104,458.27     10.244       9.882
11.000% - 11.999%                                        55,432                0.01              55,431.84      11.75           0
-------------------------------------------   -----------------   -----------------   --------------------   --------   ---------
Total:                                             $382,452,601                 100             150,749.94      6.959       6.769
-------------------------------------------   -----------------   -----------------   --------------------   --------   ---------
Minimum: 4.500%
Maximum: 11.750%
Weighted Average: 6.959%


Range of                                                                           Weighted
Gross                                          Pct                                 Average
Interest                                       Full     Pct           Pct            Fico     % FICO    % FICO    % FICO    % FICO
Rates (%)                                      Doc     Stated   12 Mos Bank Stmt    Score     500-525   526-550   551-575   576-600
-------------------------------------------   ------   ------   ----------------   --------   -------   -------   -------   -------
4.000% - 4.999%                                  100       --                 --     687.00        --        --        --        --
5.000% - 5.999%                                71.11    23.11               5.79     670.00        --        --      0.70      1.87
6.000% - 6.999%                                46.03    52.29               1.68     643.00      0.48      3.44      3.38      7.95
7.000% - 7.999%                                46.94    51.46               1.60     603.00      1.51     11.72     19.39     20.07
8.000% - 8.999%                                47.08    52.45               0.47     575.00      5.89     26.78     22.57     17.32
9.000% - 9.999%                                39.29    60.71                 --     579.00      5.89     18.00     27.87     16.60
10.000% - 10.999%                               5.98    94.02                 --     581.00        --     15.05     19.42     51.03
11.000% - 11.999%                                  0   100.00                 --     524.00    100.00        --        --        --
-------------------------------------------   ------   ------   ----------------   --------   -------   -------   -------   -------
Total:                                         50.47    47.47               2.07     627.00      1.40      8.15     10.33     11.89
-------------------------------------------   ------   ------   ----------------   --------   -------   -------   -------   -------
Minimum: 4.500%
Maximum: 11.750%
Weighted Average: 6.959%


Range of                                                                       Weighted
Gross                                                                          Average
Interest                                      % FICO    % FICO    % FICO                          %              %
Rates (%)                                     601-625   626-650    >650    Original LTV (%)   OLTV < 70   OLTV 70.00-75.00
-------------------------------------------   -------   -------   ------   ----------------   ---------   ----------------
4.000% - 4.999%                                    --     15.67    84.33              79.94          --               2.18
5.000% - 5.999%                                  7.31     25.54    64.57              78.16       11.43               6.12
6.000% - 6.999%                                 17.35     26.87    40.54              79.82        9.20               7.32
7.000% - 7.999%                                 17.18     13.91    16.22              81.01        9.51              12.49
8.000% - 8.999%                                 17.30      6.24     3.91              80.44       10.55              14.34
9.000% - 9.999%                                 24.05      5.74     1.85              81.83        9.50              14.84
10.000% - 10.999%                                6.55      7.95       --              84.30          --              20.16
11.000% - 11.999%                                  --        --       --              74.90          --             100.00
-------------------------------------------   -------   -------   ------   ----------------   ---------   ----------------
Total:                                          15.74     20.00    32.50              80.06        9.63               9.57
-------------------------------------------   -------   -------   ------   ----------------   ---------   ----------------
Minimum: 4.500%
Maximum: 11.750%
Weighted Average: 6.959%


Range of
Gross
Interest                                             %                  %               %
Rates (%)                                     OLTV 75.01-80.00   OLTV 80.01-85.00   OLTV > 85
-------------------------------------------   ----------------   ----------------   ---------
4.000% - 4.999%                                          92.67               5.15          --
5.000% - 5.999%                                          61.92              11.20        9.33
6.000% - 6.999%                                          53.28              11.59       18.61
7.000% - 7.999%                                          28.44              19.61       29.95
8.000% - 8.999%                                          28.68              24.71       21.72
9.000% - 9.999%                                          16.14              24.18       35.33
10.000% - 10.999%                                         9.08              13.19       57.58
11.000% - 11.999%                                           --                 --          --
-------------------------------------------   ----------------   ----------------   ---------
Total:                                                   44.07              15.50       21.23
-------------------------------------------   ----------------   ----------------   ---------
Minimum: 4.500%
Maximum: 11.750%
Weighted Average: 6.959%